SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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INFORTE CORP.
 (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFORTE CORP.
NOTICE OF STOCKHOLDERS’ ANNUAL MEETING
APRIL 28, 2004

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that Inforte Corp.’s 2004 stockholders’ annual meeting will be held on April 28, 2004, at 9:30 a.m. central daylight time, via the Internet at www.inforte.com, for the following purposes as more fully described in the proxy statement accompanying this notice:

1.	To elect three class I directors to the board of directors for a term of three years expiring upon the 2007 annual meeting of stockholders or until a successor is elected;

2.	To ratify the appointment of Grant Thornton LLP as independent public accountants for the fiscal year ending December 31, 2004; and

3.

To transact such other business as may properly come before the meeting or any adjournment thereof. Only stockholders of record at the close of business on March 3, 2004, are entitled to receive notice of and to vote during the meeting.

All stockholders are cordially invited to attend the annual meeting which will be held on an electronic basis only. However, to assure your representation at the meeting, you are urged to vote as soon as possible. All stockholders may vote by mail, by telephone or over the Internet. If telephone or Internet voting is available to you, Inforte encourages these faster and less costly methods. Stockholders attending the electronic meeting may vote during the meeting by faxing their completed proxy form to (312) 332-9207 prior to the close of voting.

The list of stockholders of record, entitled to vote at the meeting, will be made available during the meeting via the Internet from the main investor relations web page of Inforte Corp.’s website at www.inforte.com/investor.

Sincerely,

Philip S. Bligh
Chairperson and Chief Executive Officer

Chicago, Illinois
March 24, 2004

INFORTE CORP.
PROXY STATEMENT FOR 2004 STOCKHOLDERS’ ANNUAL MEETING
APRIL 28, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Inforte Corp. for use related to its 2004 stockholders’ annual meeting to be held on April 28, 2004 at 9:30 a.m. central daylight time, or at any adjournments or postponements thereof, for the purpose set forth in this proxy statement and in the accompanying notice of stockholders’ annual meeting. The meeting will be held completely on an electronic basis. To access the live webcast of the meeting go to www.inforte.com at least 30 minutes prior to the meeting start time to register. Inforte’s telephone number is (312) 540-0900.

These proxy solicitation materials were mailed or delivered electronically on or about March 24, 2004 to all stockholders entitled to vote.

RECORD DATE; OUTSTANDING SHARES

Stockholders of record at the close of business on March 3, 2004 (the “record date”) are entitled to receive notice of and vote during the meeting. On the record date, 11,011,643 shares of Inforte’s common stock, $0.001 par value, were issued and outstanding and held by 3,009 stockholders.

REVOCABILITY OF PROXIES

Stockholders may change their vote by revoking a proxy prior to the close of voting in one of four ways:

1.	Deliver written notice to Inforte’s corporate secretary that you are revoking your proxy;

2.	Submit another proxy with a later date;

3.	Submit another proxy by telephone or Internet after you have provided an earlier proxy; or

4.	Fax your completed proxy to (312) 332-9207 during the meeting.

VOTING AND SOLICITATION

Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. Stockholders will not be allowed to cumulate their votes in the election of directors.

Inforte will bear the cost of soliciting proxies. Inforte may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain Inforte directors, officers and regular employees, without additional compensation, personally, by Internet, by telephone or by fax.

QUORUM; ABSENTATIONS; BROKER NON-VOTES

Votes cast by proxy or via fax during the meeting will be tabulated by the inspector of elections and ADP Investor Communication Services. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the meeting. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. Since Inforte’s meeting is entirely electronic, the affirmative vote will be determined by a majority of shares represented by proxy.

The inspector will treat shares that are voted “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum but will not treat these as votes in favor of or opposed to the matter submitted to the stockholders for a vote. All proxies will be voted as directed. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the three class I directors, for the ratification of the appointment of the designated independent auditors, and on such other matters that may properly come before the meeting, as the case may be, with respect to the items not marked.

If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. Inforte believes that the tabulation procedures to be followed by the inspector are consistent with the Delaware statutory requirements concerning voting of shares and determination of a quorum.

SELECTING CANDIDATES TO SERVE ON THE BOARD OF DIRECTORS

The Nominating Committee recommends nominees to serve as directors for the next year. The board of directors is soliciting proxies to elect these individuals. Ray C. Kurzweil and Thomas E. Hogan, who are currently nominated for two of the class I director positions, have been determined to be “independent” under applicable NASDAQ rules defining director independence. Board members also determined to be independent are Messrs. Bundy, Kotler, Morphy and Ries, whose terms of office will continue after the annual meeting. A copy of the Nominating Committee’s charter is not located on Inforte’s website, but is attached as Exhibit III. All of the members of the Nominating Committee are “independent” as defined in NASDAQ listing standards.

The Nominating Committee has adopted a policy pursuant to which a stockholder who has owned at least 1% of Inforte’s outstanding shares of common stock for at least one year may recommend a director candidate that the Nominating Committee will consider when there is a vacancy on the board either as a result of a director resignation or an increase in the size of the board. Such recommendation must be made in writing addressed to the Chairperson of the Nominating Committee at Inforte’s principal executive offices and must be received by the Chairperson at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement. For the 2005 annual meeting, such notice must be received by no later than November 24, 2004. Although the Nominating Committee has not formulated any specific minimum qualifications that it believes must be satisfied by a nominee that the Committee recommends to the board, the factors it will take into account may include, but not be limited to, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as outlined in the Nominating Committee charter. The Nominating Committee identifies board member candidates by searching Inforte’s existing executive and board member business networks, considering Inforte management recommendations and by surveying the general business community for individuals who have skills and experience that may benefit Inforte. Candidates meeting the minimum qualifications interview in person with management and select board members prior to final evaluation by the Nominating Committee. The Nominating Committee does not believe that there will be any differences between the manner in which it evaluates a nominee recommended by a stockholder and the manner in which it evaluates nominees recommended by other persons.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders desiring to communicate with a director, the non-management directors as a group or the full board may address such communication to the attention of Inforte’s secretary at Inforte’s executive offices and such communication will be forwarded to the intended recipient or recipients.

DIRECTOR ATTENDENCE AT ANNUAL MEETINGS

Inforte has not adopted a formal policy that each director must attend each annual meeting of stockholders, although directors are encouraged to do so. Four of the nine members of the board of directors attended last year’s annual meeting of stockholders that was held on April 30, 2003.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals which are intended to be presented at Inforte’s 2005 annual meeting must be received by Inforte’s corporate secretary no later than November 24, 2004 in order to be included in the proxy statement and form of proxy for that meeting. Stockholder proposals which are not to be included in Inforte’s proxy statement for the 2005 annual meeting will be considered untimely if not received by November 24, 2004, and the persons named as proxies solicited by Inforte’s board of directors for the 2005 annual meeting may exercise discretionary voting power with respect to any such proposal not submitted by that deadline.

PROPOSAL NO. 1-ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Pursuant to Inforte’s certificate of incorporation and amended bylaws, Inforte’s board of directors currently authorizes nine persons, divided into three classes serving staggered three-year terms. Currently there are two directors in class I, three directors in class II and three directors in class III. Three individuals have recently been nominated by the Nominating Committee to serve as members of the board of directors. Of these candidates two are current class I directors whose initial three-year terms are expiring this year and one will be a new director. The new director, Thomas E. Hogan, was recommended for nomination by Inforte’s chief executive officer. These individuals are to be elected at the April 28, 2004 annual meeting. The class I directors elected at the 2004 meeting will hold office until the 2007 annual meeting, or until their successors have been duly elected and qualified. The class II and III directors will be elected at Inforte’s 2005 and 2006 annual meetings, respectively.

In the event that any such person becomes unavailable or declines to serve as a director at the time of the meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. It is not expected that the nominees will be unavailable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The following table sets forth information concerning the nominees for election as class I directors at the meeting, including information as to such nominee’s age as of the record date and position with Inforte.

CLASS I DIRECTORS

NAME OF NOMINEE	AGE	POSITION

Thomas E. Hogan	44	Director
Ray C. Kurzweil (1)	55	Director
Michael E. Porter	56	Director

(1) Present member of Compensation Committee

Thomas E. Hogan, a new director nominee, has served as chief executive officer of Vignette Corporation since April 2002 and as president and director since April 2001. Before that Mr. Hogan served as chief operating officer from April 2001 to April 2002. From March 1999 to March 2001, Mr. Hogan served in various roles at Siebel Systems, Inc., including most recently as senior vice president of Worldwide Sales and Operations. Prior to his employment at Siebel Systems, Mr. Hogan worked at IBM Corporation from January 1982 to March 1999, where he held several executive posts, including vice president of Midrange Systems, vice president of sales, Consumer Packaged Goods and vice president, sales operations. Mr. Hogan also serves on the board of Vastera, Inc., a global trade management company. Mr. Hogan received his Bachelor of Sciences degree in Biomedical Engineering from the University of Illinois and his Masters of Business Administration degree in finance and international business with distinction from the J.L. Kellogg Graduate School of Management at Northwestern University.

Ray C. Kurzweil, a director of Inforte since February 2000, is chairperson and chief executive officer of Kurzweil Technologies, Inc., a software development firm he founded in 1995. Mr. Kurzweil was the principal developer of many advanced technologies, including the first omni-font optical character recognition, the first print-to-speech reading machine for the blind, the first CCD flat-bed scanner, the first text-to-speech synthesizer, the first music synthesizer that could recreate acoustical instruments, and the first commercially marketed large vocabulary speech recognition software. Mr. Kurzweil successfully founded and developed nine artificial intelligence businesses. Mr. Kurzweil’s numerous awards include the 1999 National Medal of Technology, the nation’s highest honor in technology, received from President Clinton, and the $500,000 MIT-Lemelson Prize for Invention in 2001. His book, The Age of Intelligent Machines, was named Best Computer Science Book of 1990. His most recent best-selling book, The Age of Spiritual Machines, When Computers Exceed Human Intelligence, achieved #1 status on Amazon.com in the categories of science and artificial intelligence. Mr. Kurzweil holds a B.S. in computer science and literature from the Massachusetts Institute of Technology, and has been awarded nine honorary doctorates. Mr. Kurzweil serves as a director of Kurzweil Educational Systems Inc., FatKat, Inc., Medical Learning Co. Inc., and United Therapeutics.

Michael E. Porter, a director of Inforte since February 2000, is the Bishop William Lawrence University Professor at Harvard Business School and a leading authority on competitive strategy and international competitiveness. Dr. Porter joined the Harvard Business School faculty in 1973 after receiving a B.S.E. with high honors in aerospace and mechanical engineering from Princeton University in 1969, an M.B.A. with high distinction in 1971 from Harvard Business School and a Ph.D. in business economics from Harvard University in 1973. Dr. Porter teaches competitive strategy and national economic strategy, and advises corporate CEOs and government leaders throughout the world on enhancing competitiveness. He serves on the board of directors of Parametric Technology Corporation and Thermo Electron Corporation. Dr. Porter is the author of 16 books and over 100 articles including Competitive Strategy: Competitive Advantage, On Competition, The Competitive Advantage of Nations, and Can Japan Compete?.

VOTE REQUIRED

The nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter will be elected as the class I directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

The following tables set forth information concerning the directors whose terms of office continue after the meeting, including information as to each director’s age as of the record date and position with Inforte.

NAME OF DIRECTOR	CLASS	AGE	POSITION

Philip S. Bligh	III	36	Chief Executive Officer & Chairperson
Harvey H. Bundy, III(1)(2)(3)	III	59	Director
Philip Kotler	III	72	Director
Stephen Mack	II	38	Director
John Morphy (1)(2)	II	56	Director
Al Ries (1)(3)	II	77	Director

(1) Present member of Audit Committee
(2) Present member of Compensation Committee
(3) Present member of Nominating Committee

Philip S. Bligh co-founded Inforte and has served as chairperson of the board of directors of Inforte since inception in September 1993. Mr. Bligh also currently serves as chief executive officer. Before founding Inforte, Mr. Bligh served in various technology consulting roles for Accenture from October 1988 to February 1991 and as a project manager for Systems Software Associates, an enterprise software provider, from April 1991 through Inforte’s founding. Mr. Bligh holds a B.S. in chemical engineering from University College London, England.

Harvey H. Bundy, III joined Inforte as a director in 2002. Mr. Bundy is a principal at William Blair & Company, LLC. Since 1998 he has been a portfolio manager in that firm’s Investment Management Department, with responsibility for the portfolios of institutional clients focused on small and mid-cap stocks. From 1987 through 1997 he served as the Director of Research for William Blair & Company’s Research Department and as a member of the firm’s Executive Committee. Mr. Bundy joined William Blair & Company in 1968, initially in the Corporate Finance Department. He transferred to research in 1970 and served as a securities analyst between 1970 and 1980. In 1980 Mr. Bundy joined Combined Insurance Company of America (now Aon) as senior vice president for corporate development. In 1982 Mr. Bundy returned to William Blair. Mr. Bundy has served as a director of Safesite Corporation and The Ravenswood Corporation. Mr. Bundy graduated from Yale University in 1966 and the Amos Tuck School of Business Administration at Dartmouth College in 1968.

Philip Kotler joined Inforte as a director in 2003. Dr. Kotler has taught at Kellogg Graduate School of Management, Northwestern University, Evanston, Illinois, since 1962, holding various posts in the marketing department, and is currently the S.C. Johnson & Son Distinguished Professor of International Marketing. He has consulted for numerous Fortune 500 companies in the areas of marketing strategy, marketing organization and international marketing. He has been a member of the Board of Governors of the School of the Art Institute of Chicago and a member of the Advisory of Board of the Leader to Leader Institute (formerly the Drucker Foundation). He received his Master’s degree at the University of Chicago and his Ph.D. degree at the Massachusetts Institute of Technology, both in economics. He has done post-doctoral work in mathematics at Harvard University and in behavior science at the University of Chicago. Dr. Kotler has published the leading marketing textbook, Marketing Management, along with Kotler on Marketing, Marketing Moves and 25 other books. He has also published over 100 articles in leading journals. He has received 10 honorary degrees from universities in the U.S. and abroad.

Stephen C.P. Mack joined Inforte in October 1994 and has served as a director since that time. Mr. Mack served as Inforte’s chief operating officer and president from October 1994 to November 2003. Before joining Inforte, from February 1988 to October 1994, Mr. Mack worked at Accenture, where he was, most recently, a project manager responsible for the design and implementation of enterprise-wide operational and decision support systems for large, multinational corporations. Mr. Mack holds a Master’s degree in engineering and management from the University of Birmingham, England.

John Morphy joined Inforte as a director in 2003. Mr. Morphy has more than 20 years of financial leadership experience for various public corporations and has experienced all facets of finance within varied environments, including rapid growth companies, global Fortune 500 industrial companies and major accounting firms. Mr. Morphy has served as the chief financial officer for Paychex since 1995. From 1985 through 1993 he served as the chief financial officer for Gould Pumps, Inc., and as group vice president over industrial products through 1995. From 1976 through 1985 he worked for Computer Consoles, Inc., and served as controller from 1983 through 1985. After graduating from college in 1969, Mr. Morphy joined Arthur Andersen & Company and progressed to the level of manager before leaving in 1976. Mr. Morphy is active as a member of the NASDAQ Issuers and Affairs Committee and St. Joseph’s Villa. He also serves on the board of the Rochester United Way. Mr. Morphy earned his B.S. in Accounting from LeMoyne College, Syracuse, New York, in 1969, and his CPA certificate in 1973.

Al Ries, a director of Inforte since February 2000, is chairperson of Ries & Ries, an Atlanta based strategic consulting firm which he co-founded in 1994. Prior to 1994, Mr. Ries was a principal in Trout & Ries, a marketing strategy firm. Mr. Ries has extensive experience in marketing, having entered the field in 1950, joining the advertising and sales promotion department of General Electric. Mr. Ries joined the advertising firm of Needham, Louis and Brorby in 1955, followed by Marsteller, Inc. in 1961. Mr. Ries founded the advertising firm of Ries, Cappiello and Colwell in 1963, which changed its name in 1979 to Trout & Ries. Mr. Ries obtained a B.A. in liberal arts from DePauw University, and has authored or coauthored a number of popular books on marketing strategy, including Positioning: The Battle For Your Mind, Marketing Warfare, Focus: The Future of Your Company Depends On It, The 22 Immutable Laws of Branding, and The 11 Immutable Laws of Internet Branding.

There are no family relationships among any executive officers or directors of Inforte.

SECURITY OWNERSHIP

The following tables set forth the beneficial ownership of Inforte’s common stock as of March 3, 2004 by (i) each of the executive officers named in the table under “Executive Compensation-Summary Compensation Table,” (ii) each director and nominee, (iii) all current directors and executive officers as a group and (iv) all persons known to Inforte, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934 to be the beneficial owners of more than 5% of Inforte’s common stock. Total shares outstanding as of March 3, 2004 were 11,011,643. The column entitled “Options” consists of shares of common stock subject to options exercisable or currently exercisable within 60 days of March 3, 2004, which are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options. Unless indicated otherwise below, each stockholder named in the table has sole voting and investment power of the shares beneficially owned, subject to community property laws.

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

	Shares of Common Stock Owned	Options Exercisable Within 60 Days	Total	Percentage of Total Shares Outstanding

Non-employee directors and nominees

Harvey H. Bundy III	20,000	6,667	26,667	*
Thomas E. Hogan	—	—	—	—
Philip Kotler	—	7,500	7,500	*
Ray C. Kurzweil	—	34,167	34,167	*
Stephen Mack (1)	1,670,000	—	1,670,000	15.2%
John Morphy	—	7,500	7,500	*
Michael E. Porter	22,500	86,667	109,167	1.0%
Al Ries	20,000	34,167	54,167	*

Named Executive Officers

Philip S. Bligh	2,390,000	—	2,390,000	21.7%
Nick Heyes	14,000	100,580	114,580	1.0%
Nick Padgett (2)	—	—	—	—
Michael Passilla	3,405	45,000	48,405	*

Directors and Executive Officers As a Group

(12 persons)	4,154,928	322,248	4,477,176	40.7%

* Less than 1% of the outstanding shares of common stock.

(1)	Mr. Mack served as Inforte’s president and chief operating officer through November 2003 until he was succeeded by Mr. David Sutton.
(2)	Mr. Padgett served as Inforte’s chief financial officer and director through October 2003 until he was succeeded by Mr. Heyes.

CERTAIN STOCKHOLDERS

No other persons are known to be beneficial owners of more than 5% of Inforte’s common stock as of December 31, 2003.

CERTAIN TRANSACTIONS

Inforte has entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require Inforte to indemnify such individuals to the fullest extent possible under Delaware law.

Inforte has entered into an agreement, dated January 28, 2004, with Marketing Scientists, LLC, a Georgia limited liability company (“Marketing Scientists”), and David Sutton, Inforte’s president and chief operating officer, among others, pursuant to which Marketing Scientists conveyed its interest in, or, where such conveyance may not be permitted, agreed to subcontract its right to perform under, certain contracts and prospective contracts to Inforte and Mr. Sutton granted to Inforte a fully paid, non-exclusive, non-transferable license to use the book titled, Enterprise Marketing Management. Mr. Sutton is a member and 50% owner of Marketing Scientists. In consideration for the conveyance of certain contracts and prospective contracts, Inforte agreed to pay Marketing Scientists the lesser of 30% of, or the actual gross margin realized by Inforte on, revenues recognized by Inforte in 2004 from Inforte’s performance of work with respect to such contracts or prospective contracts. Payments will be made in cash quarterly with respect to revenues recognized during the preceding quarter. As of the date of this proxy statement, Inforte has not yet made any payment to Marketing Scientists under this agreement. Marketing Scientists is the entity through which Mr. Sutton conducted consulting services prior to his employment as president and chief operating officer of Inforte in December 2003. In connection with its conveyance of certain contracts and prospective contracts, Marketing Scientists has entered into a covenant not to compete in favor of Inforte with respect to strategy and technology consulting services. However, Marketing Scientists will finish one remaining engagement, with assistance from Inforte. Inforte has agreed to pay Mr. Sutton and the other owner of Marketing Scientists, who also is now employed by Inforte, 2.5% each of the revenues recognized by Inforte on this work.

During 2003, in consideration for strategy consulting services, Inforte agreed to pay Michael E. Porter an annual fee of $50,000 over the three years ending December 31, 2005 and issued to him 20,000 shares of Inforte restricted stock, subject to a forfeiture clause. Under the terms of the agreement, forfeiture will lapse upon completion by Dr. Porter of certain objectives still to be performed. In addition, in 2003, Inforte paid Mr. Porter a $80,000 fee, and reimbursed him for travel, lodging and dining expenses of $764, in connection with his conducting a senior executive-level strategy conference for Inforte directed towards U.K.-based Inforte clients and prospects.

During 2003, in consideration for marketing consulting services, Inforte paid Philip Kotler a fee of $5,000.

Inforte believes that all transactions between Inforte and its officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties. The Audit Committee reviewed and pre-approved the transactions noted above.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

We entered into an employment agreement with David Sutton effective December 1, 2003 for Mr. Sutton to serve as our president and chief operating officer. The agreement will renew automatically for successive one-year terms beginning January 31, 2005, unless either party gives notice of termination at least 60 days before the end of the then current term. The agreement provides for a base salary of $300,000, increasing to $350,000 on January 1, 2005, plus performance-based annual bonuses. We agreed to pay Mr. Sutton a signing bonus of $55,000, payable in quarterly installments through October 31, 2004, if Mr. Sutton remains an Inforte employee through the end of the month preceding the month of payment. We also agreed to reimburse him during the term of the agreement for up to $9,200 annually for dues and membership fees for professional organizations and one club. In addition, we agreed to recommend that Mr. Sutton receive options on 250,000 shares of our common stock under our stock option plan. In December 2003 Mr. Sutton was granted 250,000 options.

The agreement provides that if we terminate Mr. Sutton’s employment without cause or he terminates his employment for good reason (as defined in the agreement), Mr. Sutton will receive six months of (1) base salary, (2) incentive compensation, and (3) health and welfare benefit plan coverage, and his unvested options scheduled to vest during the following six months will vest on the termination date. However, if such termination occurs within 12 months after a change of control (as defined in the agreement) or if Mr. Sutton decides to resign during the 30 day period after the sixth month anniversary of the change in control, these benefits must be paid for 12 months instead of six months.

Mr. Sutton is obligated not to compete with Inforte for one year after termination of his employment for any reason.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of Inforte or member of the board of directors or the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Inforte’s board of directors or Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Inforte’s officers and directors, and persons who own more than 10% of a registered class of Inforte’s equity securities, to file reports of ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and 10% stockholders are also required by SEC rules to furnish Inforte with copies of all Section 16(a) reports they file. To Inforte’s knowledge, based solely on a review of the copies of filings furnished to us and written representations that no other reports were required, Inforte believes that all of its directors, executive officers and 10% stockholders complied during 2003 with the reporting requirements of Section 16(a), with the exception of one late transaction report (Form 4) filed by Ray Kurzweil four days late, and one late initial report (Form 3) by Michael Passilla filed eight days late.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Inforte board of directors held a total of six meetings during 2003.

The Audit Committee currently consists of directors Harvey H. Bundy, III, John Morphy and Al Ries. Mr. Bundy is the chairperson of this committee. The Audit Committee met five times during fiscal year 2003. The Audit Committee meets with Inforte’s independent accountants to review the adequacy of Inforte’s internal control system and financial reporting procedures, reviews the general scope of Inforte’s annual audit and reviews and monitors the services provided by Inforte’s independent accountants. The Audit Committee’s purpose is more fully described in its charter and is included as Exhibit I to this proxy statement.

The Compensation Committee, which currently consists of directors Harvey H. Bundy, III, Ray C. Kurzweil, and John Morphy. Mr. Kurzweil is the chairperson of this committee. The Compensation Committee met four times during fiscal year 2003. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The Compensation Committee administers Inforte’s stock option plans and the employee stock purchase plan. The Compensation Committee’s purpose is more fully described in its charter and is included as Exhibit II to this proxy statement.

The Nominating Committee, which currently consists of directors Harvey H. Bundy, III and Al Ries, met two times during fiscal year 2003. Mr. Ries is the chairperson of this committee. The Nominating Committee’s responsibilities include the selection of potential candidates for director and the recommendation of candidates to the board of directors. The Nominating Committee’s purpose is more fully described in its charter included as Exhibit III to this proxy statement.

With the exception of Messrs. Morphy and Kotler, all directors attended 75% or more of the total meetings of the board of directors and the meetings held by board committees on which such director served.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded, earned or paid to Inforte’s chief executive officer, and Inforte’s other executive officers as of the end of fiscal year 2003, for services rendered by each person in all capacities to Inforte during the fiscal years 2001, 2002 and 2003. This information includes the dollar value of base salaries and bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for such year. Inforte does not grant stock appreciation rights and has no long-term compensation benefits other than options.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION				LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS	ALL OTHER COMPENSATION

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS

Philip S. Bligh	2003	$175,000	$91,230	—	–0–
Chief Executive Officer	2002	131,250	195,914	—	–0–
& Director	2001	131,250	54,073	—	–0–

Nick Heyes (1)	2003	165,000	73,340	—	–0–
Chief Financial	2002	120,000	103,879	—	–0–
Officer	2001	160,000	29,498	—	–0–

Stephen C. P. Mack	2003	160,000	40,346	—	–0–
Director (2)	2002	112,500	181,104	—	–0–
	2001	112,500	34,449	—	–0–

Nick Padgett (1)	2003	124,849	22,896	—	–0–
	2002	93,750	182,477	—	–0–
	2001	125,000	38,432	—	–0–

Michael Passilla (3)	2003	170,000	115,848	—	–0–
Executive Vice President	2002	160,000	112,934	—	–0–
North America	2001	100,000	198,604	—	–0–

(1)	Mr. Padgett served as Inforte’s chief financial officer and director through October 2003 until he was succeeded by Mr. Heyes.
(2)	Mr. Mack, a current Inforte director, served as Inforte’s president and chief operating officer through November 2003 until he was succeeded by Mr. David Sutton.
(3)	Mr. Passilla became a named executive officer when promoted to executive vice president in July 2003.

DIRECTORS COMPENSATION

Directors receive $5,000 annually for their service as board members, to be paid once per year at the following year’s annual meeting. Under Inforte’s stock option plan, directors are eligible to receive stock option grants at the discretion of the board of directors. Inforte reimburses its directors for expenses in connection with attendance at board of director and committee meetings.

CHANGE OF CONTROL AGREEMENTS

The option agreements for non-employee directors provide for full and immediate vesting of all outstanding options upon a change of control of Inforte.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table provides named executive officers’ option grants for the fiscal year ended December 31, 2003. The exercise price is based upon the fair market value of Inforte common stock on the date the option is granted. All options granted during the year vest at a rate of 25% per year beginning on the first anniversary of the grant date.

Name	Securites Underlying Options Granted	% of Total Options Granted to Employees in 2003	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value using Black Scholes Option Pricing Model (4)

Philip S. Bligh	—	—	—	—	—
Nick Heyes (1)	75,000	8.6%	$8.55	12/1/2013	$259,650
Stephen C.P. Mack (2)	—	—	—	—	—
Nick Padgett (1)	—	—	—	—	—
Michael Passilla (3)	160,000	18.3%	$8.55	12/1/2013	$553,952

Note: David Sutton, who joined Inforte as president and chief operating officer on December 1, 2003, received a grant of 250,000 options in December 2003 with an option exercise price equal to the grant date market price of $8.20. The options vest semi-annually, with 100,000 options vesting over one year and 150,000 options vesting over the next period of three years.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides named executive officers’ option exercises for the fiscal year ended December 31, 2003 and unexercised options as of December 31, 2003.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at 12/31/03		Value of Unexercised In-the-Money Options at 12/31/03

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Philip S. Bligh	—	$-0-	—	—	$-0-	$-0-
Nick Heyes (1)	—	-0-	90,580	147,500	70,000	12,500
Stephen C.P. Mack (2)	—	-0-	—	—	-0-	-0-
Nick Padgett (1)	—	-0-	—	—	-0-	-0-
Michael Passilla (3)	2,500	18,300	45,000	280,000	-0-	-0-

Index to option grants and option exercise tables:
(1)	Mr. Padgett served as Inforte’s chief financial officer and director through October 2003 until he was succeeded by Mr. Heyes.
(2)	Mr. Mack, a current Inforte director, served as Inforte’s president and chief operating officer through November 2003 until he was succeeded by Mr. David Sutton.
(3)	Mr. Passilla became a named executive officer when promoted to executive vice president in July 2003.
(4)	Pricing model assumes a 2.8% risk free interest rate, 48% volatility, a four year weighted average expected option life, and zero dividend yield.

REPORT OF THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

The Compensation Committee has the exclusive authority to establish the level of salary payable to Inforte’s chief executive officer and certain other executive officers. The Committee establishes general compensation policies as well as specific compensation plans, performance goals and compensation levels for executive officers. The Committee is also responsible for administration of the incentive compensation plan and the employee stock equity plans and for approving the individual bonus programs for the chief executive officer and certain other executive officers. The Committee is comprised solely of three independent, non-employee directors, Messrs. Bundy, Kurzweil and Morphy.

COMPENSATION PHILOSOPHY

The Committee’s principal objective is to align executive compensation with long-term stockholder value. To achieve that objective, executive compensation has various components. One component is base salary, which is set below the median for similar positions at comparable companies. The second component is cash bonuses, which are linked to performance targets that relate to stockholder value, such as revenue and operating margin.

Stock options further align long-term executive performance and stockholder interests. Stock option grants are recommended by the employee directors to the Committee for approval. The Committee reviews recommended grants on various factors, including the executive’s responsibilities, the executive’s past, present and expected contributions to Inforte and the executive’s current stock and option holdings. Historically, Inforte has placed a greater emphasis on equity ownership over cash compensation for executives.

CEO COMPENSATION

Philip S. Bligh’s base salary and bonus for 2003 was set by Inforte’s board of directors significantly below the median for similar positions at comparable companies. The Committee has set Mr. Bligh’s 2004 base salary again at below-market rates. Mr. Bligh’s bonus for 2003 was based on quantitative corporate factors such as quarterly revenue and operating margin.

CEO AND EXECUTIVE OFFICER BONUS

The CEO and executive bonus plan is a quarterly plan based on company goals, such as revenue and operating margin, plus a qualitative assessment of the executive’s performance. The program is designed to award below target or no payment when Inforte does not achieve threshold levels of performance for items such as revenue and operating margin and to pay above target amounts if target performance levels are exceeded.

STOCK OPTIONS

Inforte grants stock options to help retain employees and align employees’ interests with stockholders’ interests. The option plans are broad based and are granted to employees annually on a discretionary basis. Annual stock option grants for executives are a key element of market-competitive total compensation. In 2003, the Committee approved 485,000 in stock option grants to named executive officers, which represented 55% of all options granted during 2003. These grants rewarded executive performance during a difficult market cycle and are designed to motivate future growth. Individual option grant amounts were based on internal factors, such as the size of prior grants, relative job scope contributions made during the past year and potential leadership ability.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Inforte has structured its stock incentive plans to qualify income received upon the exercise of stock options granted under those plans as performance-based compensation. The Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of Inforte’s compensation program in a manner designed to permit unlimited deductibility for federal income tax purposes.

Compensation Committee

Harvey H. Bundy, III
Ray C. Kurzweil, Chairperson
John Morphy

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Responsibility for good corporate governance rests with the board of directors, whose primary roles are oversight, counseling and direction to management of Inforte Corp. (“Inforte”) in the best long-term interests of the corporation and its stockholders. The Audit Committee oversees the accounting and financial reporting processes of the company and audits of Inforte’s annual financial statements. The Audit Committee is composed of three outside directors who are independent, as defined by NASDAQ National Market listing standards. Mr. Harvey H. Bundy is the Audit Committee chairperson. The board of directors has determined that Mr. Bundy and Mr. John Morphy are “audit committee financial experts” as defined under Item 401(h) of Regulation S-K.

Management is responsible for Inforte’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of Inforte’s financial statements in accordance with generally accepted auditing standards and issuing a report to Inforte’s stockholders and board of directors on the results of this audit. The committee’s responsibility is to monitor and oversee these processes. The committee’s functions are defined by an audit committee charter adopted by the board of directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis, and has concluded that the charter meets the current regulatory requirements.

The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or related work. The independent auditors report directly to the Audit Committee. All non-audit services must be pre-approved by the Audit Committee. In addition, the Audit Committee generally oversees Inforte’s internal compliance programs. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by Inforte regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Inforte employees, received through established procedures, of concerns regarding questionable accounting or auditing matters.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that Inforte’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles, which are the responsibility of management and the independent auditors. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

The Audit Committee has met and held discussions with management and the independent auditors four times during the year. These meetings included sessions at which management was not present. The Audit Committee discussed with the auditors the results of its examination of Inforte’s financial statements, its evaluation of Inforte’s internal controls, and its assessment of the overall quality of Inforte’s financial controls. Management represented to the Committee that Inforte’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

For the year ended December 31, 2003, the Audit Committee reviewed and discussed the financial statements with management and Grant Thornton LLP, the independent auditors. This review included a discussion with management of the quality, not merely the acceptability, of Inforte’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in Inforte’s financial statements. The Audit Committee also discussed with Grant Thornton LLP matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed with Grant Thornton LLP that firm’s independence.

Based on the Audit Committee’s discussions with management and Grant Thornton LLP, the Committee’s review of the representations of management, and the report of Grant Thornton LLP to the Committee, the Committee recommended to the board of directors, and the board has approved the inclusion of the audited financial statements in Inforte’s annual report on Form 10-K for the year ended December 31, 2003. The Audit Committee and the Board also have recommended for stockholder ratification the retention of Grant Thornton LLP as independent auditors for fiscal year 2004.

Audit Committee

Harvey H. Bundy, III, Chairperson
John M. Morphy
Al Ries

PERFORMANCE GRAPH

The following graph compares Inforte’s stock price performance against the total stock price performance of the NASDAQ National Market and the Russell 2000 Index for the periods indicated. Inforte does not believe that there is a representative published industry or line-of-business index or a representative industry peer group of public companies against which to measure Inforte’s stock price performance. Therefore, under SEC regulations, Inforte has selected the Russell 2000 Index, an index of companies with similar market capitalization to Inforte, to use as a representative peer group. The graph presents the year-end value of a $100 investment on February 18, 2000 in Inforte common stock at the $32.00 initial offering price and in each of the NASDAQ National Market and the Russell 2000 Index and assumes the reinvestment of dividends, if any.

	Cumulative Total Return

	2/00	12/00	12/01	12/02	12/03

INFORTE CORP.	100.00	42.97	43.66	24.22	25.91
NASDAQ STOCK MARKET (U.S.)	100.00	56.07	44.51	30.77	46.01
RUSSELL 2000	100.00	89.58	91.80	73.00	107.49

* $100 invested on February 18, 2000 in stock or in index-including reinvestment of dividends. Fiscal year ending December 31, 2000, December 31, 2001, December 31, 2002, and December 31, 2003.

PROPOSAL NO. 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Grant Thornton LLP as its principal independent accountants to perform the audit of Inforte’s financial statements for the current fiscal year, and the stockholders are being asked to ratify this selection. Representatives of Grant Thornton LLP will not be available during the meeting.

On September 8, 2003, the Audit Committee of Inforte’s board of directors approved (1) the dismissal of Ernst & Young LLP (“E&Y”) as Inforte’s independent accountants, effective November 15, 2003, and (2) the replacement of E&Y with Grant Thornton LLP (“Grant Thornton”) as Inforte’s independent accountants, commencing upon the dismissal of E&Y.

The reports of E&Y on Inforte’s financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with E&Y’s audits of Inforte for the two most recent fiscal years and through September 8, 2003, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods. During the two most recent fiscal years and through September 8, 2003, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the two most recent fiscal years and through September 8, 2003, Inforte did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on Inforte’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The following table describes fees for professional audit services rendered by Ernst & Young LLP (“E&Y”), Inforte’s former principal accountant, for the audit of our annual financial statements for the year ended December 31, 2002 as well as for fees billed for other services rendered by E&Y in 2002 and the first nine months of 2003. Effective November 15, 2003, Grant Thornton LLP (“Grant Thornton”) replaced E&Y as Inforte’s independent accountants. Fees billed by Grant Thornton for the audit of our financial statements for the year ended 2003 and for other services rendered during the last quarter of 2003 are also included in the table below.

Ernst & Young LLP
Type of Fees	2002	2003
Audit (1)	$128,700	$42,800
Audit Related Fees (2)	42,908	29,333
Tax Fees (3)	70,935	—

Total Fees	$242,543	$72,133

Grant Thornton LLP
Type of Fees	2002	2003
Audit (1)	$—	$90,000
Audit Related Fees (2)	—	—
Tax Fees (3)	—	5,517

Total Fees	$—	$95,517

(1)

Audit Fees, including those for statutory audits, include the aggregate fees for professional services rendered by the principal accountants for the audit of Inforte’s annual financial statements and review of financial statements included in Inforte’s Forms 10-Q.

(2)

Audit Related Fees include the aggregate fees for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of Inforte’s financial statements and excluded from Audit Fees, including fees for accounting advice and assurance services related to various employee benefit plans.

(3)	Tax Fees include the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The Audit Committee reviews and considers all independent accountant professional services when assessing auditor independence. The Audit Committee approved all audit and non-audit services provided by Inforte’s independent accountants during 2002 and 2003 on a case-by case basis in advance of each engagement. The Audit Committee does not have a written policy or procedure for the pre-approval by category of particular audit or non-audit services.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of Inforte’s common stock present and voting during the meeting is required to ratify the appointment of Grant Thornton LLP.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF GRANT THORNTON LLP.

OTHER MATTERS

The board of directors does not presently intend to bring any other business before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

By order of the board of directors

Nick Heyes
Secretary

EXHIBIT I

AUDIT COMMITTEE CHARTER
of
INFORTE CORP.

Adopted January 30, 2003

Organization

There shall be a committee of the Board of Directors (the “Board”) of Inforte Corp., a Delaware corporation (the “Company”), known as the Audit Committee (the “Committee”). This Charter governs the operations of the Committee. The Charter will be reviewed and reassessed by the Committee and will be approved by the Board, at least annually. The Committee shall be appointed by the Board and shall be solely comprised of at least three directors, each of whom shall satisfy the requirements of independence for audit committee members, as set forth in the applicable rules and regulations of the National Association of Securities Dealers, Inc. (“NASDAQ”), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”). All Committee members will be financially literate and at least one member will have accounting or related financial expertise and, if so required by applicable NASDAQ rules and regulations, be an audit committee financial expert, all in compliance with NASDAQ audit committee composition requirements. The members of the Committee shall be elected by the Board at an annual organizational meeting of the Board or serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy

The Committee will provide assistance to the Board in fulfilling its oversight responsibilities to the stockholders relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain, and to determine funding for, outside counsel and other advisors for this purpose.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

Absent unusual circumstances, the Committee shall meet at least four times annually. Special meetings shall be held as circumstances require as determined by the Chair of the Audit Committee or by any two other members of the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. With respect to Committee meetings, a majority of the Committee members holding office shall constitute a quorum for the transaction of business. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting. A conference among Committee members by any means of communications through which the members may simultaneously hear each other during the conference shall constitute a committee meeting if the number of members participating in the conference would be sufficient to constitute a quorum at a meeting.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have sole authority to, and shall, appoint, determine funding for, oversee, and, when appropriate, replace the Company’s independent auditors.

•

The Committee shall meet and discuss with the internal auditors and the independent auditors their overall scope and plans for their audits of the Company, including the adequacy of staffing and compensation.

•

The Committee shall meet and discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•

The Committee shall meet with the internal auditors and the independent auditors, with and without management present, to discuss the results of their audit examinations of the Company. The Committee shall review the Company’s interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purpose of this review.

•

The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principals, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee shall publish the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

•

The Committee shall approve, in advance, the engagement of the independent auditors for any permissible non-audit services and the fees therefore (taking into consideration whether the provision of such services is compatible with maintaining the independence of the independent auditors).

•

The Committee shall obtain from the independent auditors on at least an annual basis a formal written statement delineating all relationships between the independent auditors and the Company. The Committee shall discuss with the independent auditors relationships and services that in the view of the Committee may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors’ assurances of independence, the Committee shall take appropriate action to ensure the independence of the independent auditors.

•

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or audit matters.

•	The Committee shall review and approve all “related party transactions” as that term shall be used in the applicable NASDAQ rules and regulations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles, which are the responsibility of management and the independent auditors.

EXHIBIT II
INFORTE CORP.

CHARTER OF THE COMPENSATION COMMITTEE

(Adopted October 29, 2003)

Statement of Purpose

The Compensation Committee (the “Committee”) shall discharge the responsibilities of the Board of Directors of Inforte Corp. (the “Company”) with respect to the Company’s compensation programs and compensation of the Company’s executives and directors. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission. Committee Membership and Qualifications

The Committee shall consist of not less than three members of the Board of Directors, each of whom shall meet the independence requirements of The NASDAQ Stock Market, Inc. Additionally, no director may serve on the Committee unless he or she (i) is a “Non-Employee Director” under the qualifications set forth in Rule 16b-3 of the Securities Exchange Act of 1934 and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m)(4)(C) of the Internal Revenue Code.

Appointment and Removal of Committee Members

The members of the Committee shall be appointed by the Board of Directors annually or as necessary to fill vacancies on the recommendation of the Company’s Nominating Committee. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

The Chairperson of the Committee shall be appointed by the Board of Directors in consultation with the Chairperson of the Board of Directors. The Chairperson will chair all regular sessions of the Committee and, in consultation with the Chairperson of the Board of Directors, set the agendas for Committee meetings.

Meetings

The Committee shall meet at least once annually, or more frequently as circumstances dictate. Any member of the Committee may call meetings of the Committee.

At the discretion of the Chairperson or upon the majority vote of the Committee, the Committee shall meet in executive session, without Company management present. The Committee may invite to its meetings any officer, employee or director of the Company and such other persons as it deems appropriate in order to carry out its responsibilities.

Responsibilities and Duties

In furtherance of its purpose, the Committee shall have the following responsibilities and duties:

Setting Compensation for Executive Officers and Directors

1.	The Committee shall review the overall compensation philosophy of the Company.

2.	The Committee shall review and approve corporate goals and objectives relevant to Chief Executive Officer and other executive officer compensation.

3.

The Committee shall evaluate the performance of the Chief Executive Officer and other executive officers in light of those criteria and, based on such evaluation, review and approve the annual salary, bonus, stock options and other benefits, direct and indirect, of the Chief Executive Officer and the other executive officers.

4.

In determining the long-term component of compensation of the Chief Executive Officer and the other executive officers, the Committee will consider various evaluation criteria, including the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers and other executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer and other executive officers in past years.

5.	In connection with executive compensation programs, the Committee shall:

	a.	Review and recommend to the Board of Directors, or approve, new executive compensation programs;

	b.	Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose(s); and

	c.	Establish and periodically review policies for the administration of executive compensation programs.

6.	The Committee shall periodically review the perquisites offered to senior management personnel.

7.

The Committee shall review and recommend to the Board of Directors compensation of directors as well as review and make recommendations in connection with directors’ and officers’ indemnification and insurance matters.

8.

The Committee shall review and recommend to the Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, and severance or termination agreements.

Monitoring Incentive and Equity-Based Compensation Plans

9.

The Committee shall review and make recommendations to the Board of Directors with respect to the Company’s incentive-compensation plans and equity-based plans. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

10.	The Committee shall make recommendations to the Board of Directors with respect to the establishment of new incentive compensation plans and equity-based plans.

11.	The Committee shall review and approve all equity compensation plans of the Company that are not otherwise subject to the approval of the Company’s stockholders.

12.	The Committee shall review and make recommendations to the Board of Directors, or approve, all awards pursuant to the Company’s equity-based plans.

13.	The Committee shall monitor compliance by executive officers with the rules and guidelines of the Company’s equity-based plans.

14.	The Committee shall review employee pension, profit sharing and benefit plans applicable to senior management personnel.

Reporting and Review Procedures

15.

The Committee shall prepare annually a report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission.

16.

The Committee shall report regularly to the Board of Directors (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Committee’s Chairperson or any other member of the Committee designated by the Committee to make such report.

17.	The Committee shall maintain minutes or other records of meetings and activities of the Committee.

Studies and Investigations

The Committee shall have the power and authority to conduct or authorize studies and investigations into any matter of interest or concern within the scope of its responsibilities that the Committee deems appropriate, and shall have the sole authority to retain independent counsel, compensation consultants, accountants, or other experts to assist in the conduct of any such study or investigation, including the authority to approve fees payable to such experts and any other terms of retention.

EXHIBIT III
INFORTE CORP.

CHARTER OF THE NOMINATING COMMITTEE

(Adopted October 29, 2003)

Statement of Purpose

The Nominating Committee (the “Committee”) shall provide assistance to the Board of Directors of Inforte Corp. (the “Company”) in fulfilling its responsibilities by:

•

Identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the stockholders of the Company;

•

Identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors;

Committee Membership and Qualifications

The Committee shall be comprised of at least three members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of The NASDAQ Stock Exchange, Inc. (“Nasdaq”). Appointment and Removal of Committee Members

The members of the Committee shall be appointed by the Board of Directors annually or as necessary to fill vacancies. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

The Chairperson of the Committee shall be appointed by the Board of Directors in consultation with the Chairperson of the Board of Directors. The Chairperson will chair all regular sessions of the Committee and, in consultation with the Chairperson of the Board of Directors, set the agendas for Committee meetings.

Meetings

The Committee shall meet as circumstances dictate, but at least once annually.

The Committee may invite to its meetings any officer, employee or director of the Company and such other persons as it deems appropriate in order to carry out its responsibilities.

Responsibilities and Duties

In furtherance of its purpose, the Committee shall have the following responsibilities and duties:

Recommendations Relating to the Selection of Director Candidates to Serve on the Board of Directors

1.

The Committee shall establish criteria for selection of potential directors, taking into account all factors it considers appropriate, which may include, but not be limited to, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.

2.

The Committee shall identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account the criteria for selection established by the Committee and the extent to which the candidate would fill a present need on the Board of Directors. In fulfilling its responsibilities as outlined above, the Committee shall consult from time to time, as appropriate, with the Chairperson of the Board of Directors.

3.

The Committee shall review the qualifications and independence of existing Board members on an annual basis and make recommendations to the full Board of Directors whether those directors whose terms are expiring should stand for re-election. The Committee shall recommend to the Board of Directors the removal of a director where appropriate.

4.

The Committee shall conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that capacity, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

5.

The Committee shall recommend to the Board standards for determining director independence consistent with the requirements of the Securities and Exchange Commission, Nasdaq and other applicable guidelines on best practices. The Committee shall also periodically review the director independence standards established by the Board of Directors and recommend such changes in those standards as the Committee determines to be appropriate.

6.

The Committee shall review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. In fulfilling this responsibility, the Committee shall, as appropriate, consult with the Chairperson of the Board of Directors.

Committee Selection and Composition

7.

The Committee shall recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and, where appropriate, make recommendations regarding the removal of any member of any committee. In fulfilling this responsibility, the Committee shall, as appropriate, consult with the Chairperson of the Board of Directors.

8.

The Committee may recommend members of the Board of Directors to serve as the chairperson of the committees of the Board of Directors. In fulfilling this responsibility, the Committee shall, as appropriate, consult with the Chairperson of the Board of Directors.

Review and Reporting

9.

The Committee shall report regularly to the Board of Directors (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Committee’s Chairperson or any other member of the Committee designated by the Committee to make such report.

10.	The Committee shall maintain minutes or other records of meetings and activities of the Committee.

INFORTE CORP. 150 N. MICHIGAN AVENUE SUITE 3400 CHICAGO, IL 60601

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Inforte Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INFRT1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
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INFORTE CORP.
Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

1. To elect three class I directors to the board of directors for a term of three years expiring upon the 2007 annual meeting of stockholders or until a successor is elected.	|_|	|_|	|_|
Nominees: 01) Thomas E. Hogan
02) Ray C. Kurzweil
03) Michael E. Porter

Vote on Proposal	For Against Abstain
2. To ratify the appointment of Grant Thornton LLP as independent public accountants for the fiscal year ending December 31, 2004.	|_| |_| |_|

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

INFORTE CORP.

Annual Meeting of Stockholders — April 28, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Inforte Corp., a Delaware corporation, hereby acknowledge(s) receipt of the Proxy Statement dated March 24, 2004, and hereby appoint(s) Philip S. Bligh and Nick Heyes and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Inforte Corp., to be held April 28, 2004 at 9:30 a.m. Central Daylight Time, via the Internet at www.inforte.com, for the purposes stated on the reverse side of this card, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote.

     This meeting will be held on an electronic basis only at www.inforte.com. To vote during the meeting fax your proxy to 312-332-9207.

     The list of shareholders of record, entitled to vote at the meeting, will be made available during the meeting via the Internet from the main investor relations web page of Inforte Corp.’s website www.inforte.com. When prompted for user name and password, enter SHAREHOLDER for the user name and 3D74FF4B34 for the password.

TO VOTE BY MAIL PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side)